LAZARD RETIREMENT SERIES, INC.
Lazard Retirement International Small Cap Portfolio

Supplement to Prospectus dated May 1, 2001

The following replaces any contrary information under “Principal Investment Strategies”:

The Investment Manager currently intends to focus the Portfolio’s investments in economically developed countries such as the United Kingdom and Canada and countries in Continental Europe and the Pacific Basin.

June 27, 2001